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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                           -------------------------


       Date of Report (Date of earliest event reported): January 28, 2000


                           Pen-Tab Industries, Inc.
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            (Exact name of registrant as specified in its charter)


    Delaware                       333-24519                54-1833398
    --------                                                ----------
(State or Other                   (Commission              (IRS Employer
 Jurisdiction                     File Number)            Identification  No.)
of Incorporation)


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                               167 Kelley Drive
                             Front Royal, VA 22630
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  (Address of Principal Executive Offices)             (Zip Code)
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       Registrant's telephone number, including area code (540) 622-2000
                                                         ---------------

                                Not Applicable
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         (Former name or former address, if changed since last report)

                            Exhibit Index on page 4

                                  Page 1 of 5
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Item 5.    Other Events.

     Pen-Tab Industries, Inc. will be unable to make the interest payment due on February 1, 2000 on the $75,000,000 of 10 7/8% Senior Subordinated Notes due
2007 (the "Notes"). The facts and circumstances giving rise to such contingency are described in the statement of Pen-Tab Industries, Inc., dated as of January
28, 2000, which is filed as Exhibit 5.1 hereto and incorporated by reference herein.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

5.1  Statement of Pen-Tab Industries, Inc., dated as of January 28, 2000

                                  Page 2 of 5
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PEN-TAB INDUSTRIES, INC.



                              By:     /s/ William Leary
                                      -----------------
                              Name:   William Leary
                              Title:  Vice President, Chief Financial and
                                      Administrative Officer



Dated:  January 28, 2000

                                  Page 3 of 5
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                                 EXHIBIT INDEX
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   Exhibit No.                               Document                                  Page
-------------------   ----------------------------------------------------    --------------------

               5.1      Statement of Pen-Tab Industries, Inc., dated as                  5
                        of January 28, 2000

                                  Page 4 of 5